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                                                                  EXHIBIT (j)(2)


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference made to our firm under the captions "Financial Highlights", "Auditors" and "Experts" and to the use of our reports dated February 8, 2002 and October 25, 2002 which are incorporated by reference in this Registration Statement (Form N-1A No. 333-61759) of TIAA-CREF Life Funds.




                                                     /s/ ERNST & YOUNG LLP
                                                     ERNST & YOUNG LLP


New York, New York
October 24, 2002